                                                                Exhibit 10.1



                      CONSENT OF INDEPENDENT ACCOUNTANTS




The Board of Directors of
Kemper Investors Life Insurance Company and
Contract Owners of KILICO Periodic Payment Variable Annuity Contracts



We consent to the inclusion in this registration statement on Form N-4 (File Nos. 2-72671 and 811-3199) of our report dated February 19, 1999, on our audit of the financial statements of KILICO Variable Annuity Separate Account and to the reference to our firm under the caption "Experts".




                                         PricewaterhouseCoopers LLP



Chicago, Illinois
April 28, 1999

                      CONSENT OF INDEPENDENT ACCOUNTANTS



The Board of Directors of
Kemper Investors Life Insurance Company and
Contract Owners of KILICO Periodic Payment Variable Annuity Contracts

We consent to the inclusion in this registration statement on Form N-4 (File Nos. 2-72671 and 811-3199) of our report dated March 12, 1999, on our audit of the consolidated financial statements of Kemper Investors Life
Insurance Company and to the reference to our firm under the caption "Experts".


                                                PricewaterhouseCoopers LLP



Chicago, Illinois
April 28, 1999